SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  16)

Filed by the registrant       / X /

Filed by a party other than the registrant     /   /

Check the appropriate box:

/  /  Preliminary proxy statement

/ X / Definitive proxy statement

/   / Definitive additional materials

/   / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

OPPENHEIMER MULTI-SECTOR INCOME TRUST
------------------------------------------------------------
(Name of Registrant as Specified in Its Charter)

OPPENHEIMER MULTI-SECTOR INCOME TRUST
------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/   / $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or
      14a-6(j)(2).

/   / $500 per each party to the controversy pursuant to Exchange
      Act Rule 14a-6(i)(3).

/     / Fee  Computed on table below per  Exchange  Act Rules 14a  -6(i)(4)  and
      0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: 1

(4)   Proposed maximum aggregate value of transaction:
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:

(2)   Form, schedule or registration statement no.:

(3)   Filing Party:

(4)   Date Filed:

--------------------
1 - Set forth the amount on which the filing fee is calculated and state how it was determined.

                                       16
                         OPPENHEIMER MULTI-SECTOR INCOME TRUST

                 Two World Trade Center, New York, New York 10048-0203

                       Notice Of Annual Meeting Of Shareholders
                                To Be Held May 4, 2001

To The Shareholders of Oppenheimer Multi-Sector Income Trust:

Notice is hereby given that the Annual Meeting of the Shareholders of Oppenheimer Multi-Sector Income Trust (the "Fund") will be held at 6803 South Tucson Way, Englewood, Colorado 80112, at 1:00 P.M., Denver time, on Friday, May 4, 2001, or any adjournments thereof (the "Meeting"), for the following purposes:

(1) To elect five Trustees in Class B to hold office until the term of such class shall expire in 2004, or until their successors are elected and shall qualify;

 (2) To ratify the selection of KPMG LLP as the independent certified public accountants and auditors of the Fund for the fiscal year commencing November 1, 2000 (Proposal No. 1); and

 (3) To transact such other business as may properly come before the Meeting.

Shareholders of record at the close of business on February 27, 2001 are entitled to vote at the Meeting. The election of Trustees and the Proposal are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of the Fund recommends a vote to elect each of its nominees as Trustee and in favor of the Proposals. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,


Andrew J. Donohue, Secretary

March 12, 2001
-------------------------------------------------------------------------
Shareholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary expense and duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

                      OPPENHEIMER MULTI-SECTOR INCOME TRUST

            Two World Trade Center, New York, New York 10048-0203

                                 PROXY STATEMENT

                         Annual Meeting Of Shareholders
                             To Be Held May 4, 2001

This  Proxy   Statement  is  furnished  to  the   shareholders   of  Oppenheimer
Multi-Sector Income Trust (the "Fund") in connection with the solicitation by the Fund's Board of Trustees of proxies to be used at the Annual Meeting of Shareholders to be held at 6803 South Tucson Way, Englewood, Colorado 80112, at 1:00 P.M., Denver time, on Friday, May 4, 2001 or any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement will be made on or about March 12, 2001. For a free copy of the annual report covering the operations of the Fund for the fiscal year ended October 31, 2000, call the Fund's transfer agent, Shareholder Financial Services, Inc., at 1.800.647.7374.

The enclosed proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is a quorum to conduct the Meeting. The proxy will be voted in favor of the nominees for Trustee named in this Proxy Statement unless a choice is indicated to withhold authority to vote for all listed nominees or any individual nominee. The proxy will be voted in favor of the Proposal unless a choice is indicated to vote against or to abstain from voting on the Proposal.

Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted under applicable stock exchange rules), as record holder, vote such shares for the election of Trustees and on the Proposal in the same proportion as that broker-dealer votes street account shares for which voting instructions were timely received. Abstentions will be counted as present for purposes of determining a quorum and will have the same effect as a vote against the proposal.

If at the time any session of the Meeting is called to order a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons names as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Any adjourned session or sessions may be held within 90 days after the date set for the original Meeting without the necessity of further notice.

If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the election of each of the nominees named herein for Trustee and in favor of the Proposal.

The proxy may be revoked at any time prior to the voting by: (1) writing to the Secretary of the Fund at Two World Trade Center, New York, New York 10048-0203;
(2) attending the Meeting and voting in person; or (3) signing and returning a new proxy (if returned and received in time to be voted).

The cost of the preparation and distribution of these proxy materials is an expense of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited by officers or employees of the Fund's transfer agent, Shareholder Financial Services, Inc. (a subsidiary of OppenheimerFunds, Inc., the Fund's investment advisor), or by officers or employees of the Fund's investment advisor (the "Advisor"), personally or by telephone or telegraph; any expenses so incurred will also be borne by the Fund. Proxies may also be solicited by a proxy solicitation firm hired at the Fund's expense for such purpose. Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies. It is anticipated that the cost of engaging a proxy solicitation firm would not exceed $5,000 plus the additional costs which would be incurred in connection with contacting those shareholders who have not voted. These costs will, of course, vary. For those services they will be reimbursed by the Fund for their out-of-pocket expenses.

Shares Outstanding and Entitled to Vote. As of February 27, 2001 the record date, there were 29,116,067 shares of the Fund issued and outstanding. As of February 27, 2001, the only persons who owned of record or was known by the Fund to own beneficially 5% or more of the outstanding shares of the Fund were Donaldson Lufkin and Jenrette Securities Corp., One Pershing Plaza, Jersey City, New Jersey 07303, which owned 1,650,034 shares (5.66% of the shares); AG Edwards & Sons, Inc., One North Jefferson Avenue, St. Louis, Missouri 63101 which owned 2,001,608 shares (6.87% of the shares); Paine Webber Inc., 1000 Harbor Boulevard, 6th Floor, Weehawken, New Jersey 07087, which owned 3,456,079 shares (11.87% of the shares); Salomon Smith Barney, Inc., 333 W. 34th Street New York, New York 10001, which owned 1,915,238 shares (6.58% of the shares); and First Clearing Corporation, Riverfront Plaza, 901 E. Byrd Street, Richmond, Virginia, which owned 1,626,035 shares (5.58% of the shares).

                                 ELECTION OF TRUSTEES

The Fund's Declaration of Trust provides that the Board of Trustees shall consist of three classes of Trustees with overlapping three year terms. One class of Trustees is to be elected each year with terms extending to the third succeeding annual meeting after such election, or until their successors shall be duly elected and shall have qualified. At the Meeting, five Class B Trustees are to be elected for a three year term, as described below, or until their respective successors shall be duly elected and shall have qualified. The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that unless a proxy instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted by them for the election of the nominees named below as Trustees of the Fund. The proxies being solicited hereby cannot be voted for more than five nominees.

Each of the Class B Nominees, Robert G. Galli, Benjamin Lipstein, Kenneth A. Randall, Edward V. Regan and Russell S. Reynolds, Jr. are presently Trustees of the Fund. All present Trustees of the Fund have been previously elected by the Fund's shareholders. Each nominee has agreed to be nominated and to serve as a Trustee. Class B Trustees to be elected at the Meeting shall serve as such for a three year term and constitute the third class of the Board. The classes of the Board and the expiration dates of their terms of office are shown below.

Each of the nominees and other Trustees are Trustees or Directors of the following New York-based Oppenheimer funds1:

                                        Oppenheimer  International Small Company
Oppenheimer California Municipal Fund   Fund
Oppenheimer  Capital   Appreciation  Fund  Oppenheimer  Large  Cap  Growth  Fund
Oppenheimer Capital Preservation Fund Oppenheimer Money Market Fund, Inc. Oppenheimer Developing Markets Fund Oppenheimer Multiple Strategies Fund Oppenheimer Discovery Fund Oppenheimer Multi-Sector Income Trust Oppenheimer Emerging Growth Fund Oppenheimer Multi-State Municipal Trust Oppenheimer Emerging Technologies Fund Oppenheimer Municipal Bond Fund Oppenheimer Enterprise Fund Oppenheimer New York Municipal Fund Oppenheimer Europe Fund Oppenheimer Series Fund, Inc. Oppenheimer Global Fund Oppenheimer U.S. Government Trust Oppenheimer Global Growth & Income Fund Oppenheimer Trinity Core Fund Oppenheimer Gold & Special Minerals Fund Oppenheimer Trinity Growth Fund Oppenheimer Growth Fund Oppenheimer Trinity Value Fund Oppenheimer International Growth Fund

Ms. Macaskill and Messrs. Spiro, Donohue, Wixted, Zack, Bishop and Farrar respectively hold the same offices with the other New York-based Oppenheimer funds as with the Fund. The nominees and other Trustees indicated below by an asterisk (*) are "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended, hereinafter referred to as the "Investment Company Act") of the Fund due to the positions indicated with the Advisor or its affiliates or other positions described. The year given below indicates when the nominees and the other Trustees first became a trustee or director of any of the New York-based Oppenheimer funds without a break in service. If any of the nominees should be unable to accept nomination or election, it is the intention of the persons named as attorneys-in-fact in the enclosed proxy to vote such proxy for the election of such other person or persons selected and nominated by disinterested Trustees as the Board of Trustees may, in its discretion, recommend.

1 Ms. Macaskill and Mr. Griffiths are not Directors of Oppenheimer Money Market Fund, Inc.

As of February 27, 2001 the only Trustee who held shares of the Fund was Benjamin Lipstein, who disclaims beneficial ownership of 1,000 shares of the Fund held by his wife.

Name and                Business Experience                               Term
Other Information       During the Past Five Years                       Expires
-----------------       --------------------------                       -------
Class A
-------
Leon Levy               General  Partner  of  Odyssey  Partners,   L.P.   2003
first became a          (investment   partnership)   (since  1982)  and
Trustee in 1959         Chairman of Avatar Holdings,  Inc. (real estate
Age: 75                 development).


Bridget A. Macaskill*   Chairman  (since August 2000),  Chief Executive   2003
first became a          Officer (since  September  1995) and a director
Trustee in 1995         (since   December   1994)   of   the   Advisor;
Age: 52                 President   (since   September   1995)   and  a
                        director (since October 1990) of Oppenheimer Acquisition
                        Corp., the Advisor's parent holding company;  President,
                        Chief  Executive  Officer  and a director  (since  March
                        2000) of OFI Private  Investments,  Inc.,  an investment
                        advisor  subsidiary  of  the  Advisor;  Chairman  and  a
                        director of  Shareholder  Services,  Inc.  (since August
                        1994) and Shareholder  Financial  Services,  Inc. (since
                        September  1995),  transfer  agent  subsidiaries  of the
                        Advisor; President (since September 1995) and a director
                        (since   November  1989)  of   Oppenheimer   Partnership
                        Holdings,  Inc.,  a holding  company  subsidiary  of the
                        Advisor;  President and a director  (since October 1997)
                        of OppenheimerFunds International Ltd., an offshore fund
                        management  subsidiary of the Advisor and of Oppenheimer
                        Millennium  Funds plc; a director of  HarbourView  Asset
                        Management   Corporation   (since   July  1991)  and  of
                        Oppenheimer  Real Asset  Management,  Inc.  (since  July
                        1996), investment advisor subsidiaries of the Advisor; a director (since April 2000) of OppenheimerFunds Legacy
                        Program, a charitable trust program established by the Advisor; a director of Prudential Corporation plc (a
                        U.K. financial service company); President and a trustee of other Oppenheimer funds; formerly President of the Advisor (June 1991 - August 2000).

Clayton K. Yeutter      Of  Counsel,  Hogan &  Hartson  (a  Washington,   2003
first became a          D.C.    law   firm).    Other    directorships:
Trustee in 1993         Caterpillar,  Inc.; Zurich Financial  Services;
Age: 70                 ConAgra,    Inc.;   FMC   Corporation;    Texas
                        Instruments Incorporated;  and Weyerhaeuser Co.
                        Formerly a director of Farmers Group, Inc.

Class B

Robert G. Galli         A  Trustee  or  Director  of other  Oppenheimer   2001
first became a          funds.   Formerly   he   held   the   following
Trustee in 1993         positions:   Vice  Chairman   (October  1995  -
Age: 67                 December  1997) and  Executive  Vice  President
                        (December 1977 - October 1995) of the Advisor; Executive
                        Vice  President  and a  director  (April  1986 - October
                        1995) of HarbourView Asset Management Corporation.


Benjamin Lipstein       Professor   Emeritus   of   Marketing,    Stern   2001
first became a          Graduate  School  of  Business  Administration,
Trustee in 1974         New York University.
Age: 77

Kenneth A. Randall      A  director   of   Dominion   Resources,   Inc.   2001
first became a          (electric  utility holding  company),  Dominion
Trustee in 1980         Energy,  Inc.  (electric  power  and  oil & gas
Age: 73                 producer),  and Prime Retail, Inc. (real estate
                        investment   trust);   formerly  President  and
                        Chief  Executive   Officer  of  The  Conference
                        Board,   Inc.   (international   economic   and
                        business    research)   and   a   director   of
                        Lumbermens  Mutual Casualty  Company,  American
                        Motorists   Insurance   Company  and   American
                        Manufacturers Mutual Insurance Company.

Edward V. Regan         Chairman of  Municipal  Assistance  Corporation   2001
first became a          for the  City of New  York;  Senior  Fellow  of
Trustee in 1993         Jerome Levy Economics Institute,  Bard College;
Age: 70                 a director of RBAsset (real estate manager);  a
                        director of  OffitBank;  Trustee,  Financial  Accounting
                        Foundation (FASB and GASB); President, Baruch College of the City University of New York; formerly New York State
                        Comptroller  and  trustee,  New  York  State  and  Local
                        Retirement Fund.


Russell  S.   Reynolds, Chairman  of  The  Directorship  Search  Group,   2001
Jr.                     Inc.  (corporate   governance   consulting  and
first became a          executive    recruiting);    a   director    of
Trustee in 1989         Professional  Staff  Limited (a U.K.  temporary
Age: 69                 staffing   company);    a   life   trustee   of
                        International     House     (non-profit      educational
                        organization), and a trustee of the Greenwich Historical
                        Society.

Class C
Elizabeth B. Moynihan   Author and architectural  historian;  a trustee   2002
first became a          of  the  Freer  Gallery  of  Art   (Smithsonian
Trustee in 1992         Institute),  Executive  Committee  of  Board of
Age: 71                 Trustees of the  National  Building  Museum;  a
                        member of the  Trustees  Council,  Preservation
                            League of New York State.


Phillip A. Griffiths    The  Director  of the  Institute  for  Advanced   2002
first became a Trustee  Study,  Princeton,  N.J.  (since  1991)  and  a
in 1999                 member  of the  National  Academy  of  Sciences
Age:  62                (since   1979);    formerly   (in    descending
                        chronological   order)  a  director  of  Bankers   Trust
                        Corporation,  Provost and  Professor of  Mathematics  at
                        Duke  University,   a  director  of  Research   Triangle
                        Institute, Raleigh, N.C., and a Professor of Mathematics at Harvard University.

Donald W. Spiro         Formerly  he  held  the  following   positions:   2002
first became a          Chairman  Emeritus (August 1991 - August 1999),
Trustee in 1985         Chairman  (November  1987 - January 1991) and a
Age: 75                 director  (January  1969 - August  1999) of the
                        Advisor;     President    and    Director    of
                        OppenheimerFunds    Distributor,     Inc.,    a
                        subsidiary   of  the  Advisor  and  the  Fund's
                        Distributor (July 1978 - January 1992).


Vote Required. The affirmative vote of the holders of a majority of the voting shares of the Fund represented in person or by proxy and entitled to vote at the Meeting is required for the election of a nominee as Trustee. The Board of Trustees recommends a vote for the election of each nominee.

Functions of the Board of Trustees. The primary responsibility for the management of the Fund rests with the Board of Trustees. The Trustees meet regularly to review the activities of the Fund and of the Advisor, which is responsible for the Fund's day-to-day operations. Six regular meetings of the Trustees were held during the fiscal year ended October 31, 2000. Each of the Trustees was present for at least 75% of the meetings held of the Board and of all committees on which that Trustee served. The Trustees of the Fund have appointed an Audit Committee, comprised of Messrs. Randall (Chairman), Lipstein, and Regan, none of whom is an "interested person" (as that term is defined in the Investment Company Act) of the Advisor or the Fund and all of whom are "independent" as that term is defined in The New York Stock Exchange listing standards. The functions of the Committee include (i) making recommendations to the Board concerning the selection of independent auditors for the Fund (subject to shareholder ratification); (ii) reviewing the methods, scope and results of audits and the fees charged; (iii) reviewing the adequacy of the Fund's internal accounting procedures and controls; and (iv) establishing a separate line of communication between the Fund's independent auditors and its independent Trustees. The Committee met four times during the fiscal year ended October 31, 2000. The Committee reviewed and discussed the audited financial statements with management and the independent auditors, discussed matters required to be discussed with the independent auditors, received the required written disclosures and letter from the independent auditors, discussed the independence of the auditor's with the independent auditors and based on these discussions and review recommended to the Board of Trustees that the audited financial statements be included in the Fund's annual report. The Fund adopted an Audit Committee Charter. A copy of the Audit Committee Charter is attached to this proxy statement as Exhibit A. The Board of Trustees does not have a standing nominating or compensation committee.

Remuneration of Trustees The officers of the Fund and one of the Trustees of the Fund (Ms. Macaskill) who is affiliated with the Advisor receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below. The compensation from the Fund was paid during its fiscal year ended October 31, 2000. The compensation from all of the New York-based Oppenheimer funds (including the Fund) was received as a director, trustee or member of a committee of the boards of those funds during the calendar year 2000.

                                                                           Total
                                                   Retirement      Compensation
                                                     Benefits          from all
                                   Aggregate  Accrued as Part    New York based
Trustee's Name                  Compensation          of Fund       Oppenheimer
and Other Positions               from Fund1         Expenses Funds (30 Funds)2

Leon Levy
Chairman                              $1,540             None          $171,950

Robert G. Galli
Study Committee Member                  $937             None         $191,1343

Phillip A. Griffiths                    $601             None           $59,529

Benjamin Lipstein
Study Committee Chairman,
Audit Committee Member                $1,331             None          $148,639

Elizabeth B. Moynihan
Study Committee Member                  $937             None          $104,695

Kenneth A. Randall
Audit Committee Chairman                $860             None           $96,034

Edward V. Regan
Proxy Committee Chairman,
Audit Committee Member                  $850             None           $94,995

Russell S. Reynolds, Jr.
Proxy Committee Member                  $637             None           $71,069

Donald W. Spiro                         $568             None           $63,435

Clayton K. Yeutter
Proxy Committee Member                  $637             None           $71,069

1. Aggregate compensation includes fees, deferred compensation, if any, for a Trustee. No retirement benefit expenses were allocated to the Fund for fiscal year 2000 due to a reallocation of such expenses among the New York-based Oppenheimer funds.
2.    For the 2000 calendar year.
3. Total compensation for the 2000 calendar year includes compensation received for serving as a Trustee or Director of 10 additional Oppenheimer funds.



      |X| Retirement Plan for Trustees. The Fund has adopted a retirement plan that provides for payments to retired Trustees. Payments are up to 80% of the average compensation paid during a Trustee's five years of service in which the highest compensation was received. A Trustee must serve as trustee for any of the New York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Each Trustee's retirement benefits will depend on the amount of the Trustee's future compensation and length of service. Therefore the amount of those benefits cannot be determined at this time, nor can we estimate the number of years of credited service that will be used to determine those benefits.

      |X| Deferred Compensation Plan for Trustees. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

   Deferral of Trustees' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee's deferred fee account.

Officers of the Fund. Each officer of the Fund is elected by the Trustees to serve an annual term. Information is given below about the Fund's executive officers who are not Trustees of the Fund, including their business experience during the past five years. Messrs. Bishop, Bowen, Donohue, Farrar and Zack serve in a similar capacity with the other New York-based Oppenheimer funds.

Arthur P. Steinmetz, Vice President and Portfolio Manager, Age: 42. Two World Trade Center, New York, New York 10048-0203 Senior Vice President of the Advisor (since March 1993) and of HarbourView Asset Management Corporation (since March
2000); an officer and portfolio manager of other Oppenheimer funds.

Caleb Wong, Vice President and Portfolio Manager, Age: 35.
Two World Trade Center, New York, New York 10048-0203
Vice President (since June 1999) of the Advisor; worked in fixed-income quantitative research and risk management for the Advisor (since July 1996); formerly Assistant Vice President of the Advisor (January 1997 - June 1999); before joining the Advisor in July 1996 he was enrolled in the Ph.D. program for Economics at the University of Chicago.

Andrew J. Donohue, Secretary, Age: 50.
Two World Trade Center, New York, New York 10048-0203
Executive Vice President  (since January 1993),  General  Counsel (since October
1991) and a director (since September 1995) of the Advisor; Executive Vice President and General Counsel (since September 1993) and a director (since January 1992) of OppenheimerFunds Distributor, Inc.; Executive Vice President, General Counsel and a director (since September 1995) of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc., of OFI Private Investments, Inc. (since March 2000), and of Oppenheimer Trust Company (since May 2000); President and a director of Centennial Asset Management Corporation (since September 1995) and of Oppenheimer Real Asset Management, Inc. (since July 1996); Vice President and a director (since September 1997) of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc; a director (since April 2000) of OppenheimerFunds Legacy Program; General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; an officer of other Oppenheimer funds.

Brian W. Wixted, Treasurer, Age: 41
6803 South Tucson Way, Englewood, Colorado 80112
Senior Vice President and Treasurer (since March 1999) of the Advisor; Treasurer (since March 1999) of HarbourView Asset Management Corporation, Shareholder
Services, Inc., Oppenheimer Real Asset Management Corporation, Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc., of OFI Private Investments, Inc. (since March 2000) and of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since May 2000);
Treasurer and Chief Financial Officer (since May 2000) of Oppenheimer Trust Company; Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp. and of Centennial Asset Management Corporation; an officer of other Oppenheimer funds; formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991 - March 1995).

Robert G. Zack, Assistant Secretary, Age: 52.
Two World Trade Center, New York, New York 10048-0203
Senior Vice President (since May 1985) and Associate General Counsel (since May 1981) of the Advisor; Assistant Secretary of Shareholder Services, Inc. (since May 1985), Shareholder Financial Services, Inc. (since November 1989); OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer, Age: 42.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Advisor/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Advisor/Mutual Fund Accounting (April 1994 - May 1996) and a Fund Controller of the Advisor.

Scott T. Farrar, Assistant Treasurer, Age: 35.
6803 South Tucson Way, Englewood, Colorado 80112
Vice President of the Advisor/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer Funds; formerly an Assistant Vice President of the Advisor/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller of the Advisor.

              RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                                (Proposal No. 1)

The Investment Company Act and the Fund's undertakings to The New York Stock Exchange require that independent certified public accountants and auditors ("auditors") be selected annually by the Board of Trustees and that such selection be ratified by the shareholders at the next-convened annual meeting of the Fund, if one is held. The Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund or the Advisor, at a meeting held October 12, 2000 selected KPMG LLP ("KPMG") as auditors of the Fund for the fiscal year beginning November 1, 2000. KPMG also serves as auditors for certain other funds for which the Advisor acts as investment advisor and provides certain auditing and non-auditing services for the Advisor and its affiliated companies. The Audit Committee of the Fund's Board of Trustees considered and found that the provision of such non-audit services is compatible with maintaining the principal accountant's independence. At the Meeting, a resolution will be presented for the shareholders' vote to ratify the selection of KPMG as auditors for the fiscal year beginning November 1, 2000.

During the fiscal year ended October 31, 2000, KPMG performed audit services for the Fund including the audit of the Fund's financial statements, review of the Fund's annual report and registration statement amendment, consultation on financial accounting and reporting matters, and meetings with the Board of Trustees.

Audit Fees

The aggregate fees billed by KPMG for professional services rendered for the audit of the Fund's annual financial statement for the year ended October 31, 2000 were $25,000.

All Other Fees

There were no fees billed by KPMG for services rendered to the Fund other than the services described above under "Audit Fees" for the fiscal year ended October 31, 2000. Additionally, there were no fees billed by KPMG to the Advisor or affiliates of the Advisor for services rendered to the Advisor or its affiliates for the fiscal year ended December 31, 2000.

Representatives of KPMG are not expected to be present at the Meeting but will be available should any matter arise requiring their presence. The Board of Trustees recommends approval of the selection of KPMG as auditors of the Fund.

                                Additional Information

The Advisor and the Transfer Agent. Subject to the authority of the Board of Trustees, the Advisor is responsible for the day-to-day management of the Fund's business, pursuant to its investment advisory agreement with the Fund. Shareholder Financial Services, Inc. ("SFSI"), a subsidiary of the Advisor, acts as primary transfer agent, shareholder servicing agent and dividend paying agent for the Fund. SFSI is paid an agreed upon fee for each account plus out-of-pocket costs and expenses. The Fund incurred approximately $46,108 in expenses for the fiscal year ended October 31, 2000 for services provided by SFSI.

The Advisor (including subsidiaries) managed assets of more than $125 billion as of December 31, 2000, including more than 65 funds having more than 5 million shareholder accounts. The Advisor is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). The Advisor, the Distributor and OAC are located at Two World Trade Center, New York, New York 10048. MassMutual is located at 1295 State Street, Springfield, Massachusetts 01111. OAC acquired the Advisor on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Advisor, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851.

The common stock of OAC is divided into three classes. Effective as of August 1, 1997, OAC declared a ten for one stock split. At December 31, 2000, on a post-split basis, MassMutual held (i) all of the 21,600,000 shares of Class A voting stock, (ii) 11,037,845 shares of Class B voting stock, and (iii) 19,154,597 shares of Class C non-voting stock. This collectively represented 92.34% of the outstanding common stock and 91.7% of the voting power of OAC as of that date. Certain officers and/or directors of the Advisor held (i) 2,562,990 shares of the Class B voting stock, representing 5.38% of the outstanding common stock and 7.2% of the voting power, (ii) 456,268 shares of Class C non-voting stock, and (iii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 484,826 shares of Class C non-voting stock. That group includes persons who serve as officers of the Fund and Bridget A. Macaskill who serves as a Trustee of the Fund.


Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price (based on earnings of the Advisor). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price. From the period June 30, 1999 to December 31, 2000, the only transactions on a post-split basis by persons who serve as Trustees of the Fund were by Ms. Macaskill who exercised 451,540 options to Mass Mutual for combined cash payments of $15,483,899.

      The names and principal occupations of the executive officers and directors of the Advisor are as follows: Bridget A. Macaskill, Chief
Executive Officer, Chairman and a director; James C. Swain, Vice Chairman; John Murphy, President and Chief Operating Officer and a director; Jeremy Griffiths, Executive Vice President, Chief Financial Officer and a director;
O. Leonard Darling, Vice Chairman, Executive Vice President, Chief Investment Officer, and a director; Andrew J. Donohue, Executive Vice President, General Counsel and a director; George Batejan, Executive Vice President and Chief Information Officer; Craig Dinsell, Loretta McCarthy, James Ruff and Andrew Ruotolo, Executive Vice Presidents; Brian W. Wixted, Senior Vice President and Treasurer; and Charles Albers, Victor Babin, Bruce Bartlett, Robert A. Densen, Ronald H. Fielding, Robert B. Grill, Robert Guy, Steve Ilnitzki, Lynn Oberist Keeshan, Thomas W. Keffer, Avram Kornberg, John S. Kowalik, Chris Leavy, Andrew J. Mika, David Negri, David Robertson, Richard Rubinstein, Arthur Steinmetz, John Stoma, Jerry A. Webman, William L. Wilby, Donna Winn, Carol Wolf, Kurt Wolfgruber, Robert G. Zack, and Arthur J. Zimmer, Senior
Vice Presidents. These officers are located at one of the three offices of the Advisor: Two World Trade Center, New York, NY 10048-0203; 6803 South Tucson Way, Englewood, CO 80112;and 350 Linden Oaks, Rochester, NY 14625-2807.

                           RECEIPT OF SHAREHOLDER PROPOSALS

Any shareholder who wishes to present a proposal for action at the next annual meeting of shareholders and who wishes to have it set forth in a proxy statement and identified in the form of proxy prepared by the Fund must notify the Fund in such a manner so that such notice is received by the Fund by December 1, 2001 and in such form as is required under the rules and regulations promulgated by the Securities and Exchange Commission.

                                    OTHER BUSINESS

Management of the Fund knows of no business other than the matters specified above that will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as may properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote the proxy in accordance with their judgment on such matters.

                                    By Order of the Board of Trustees,

                                    Andrew J. Donohue, Secretary
                                    March 12, 2001

Exhibit A
                                 CHARTER OF THE
                                AUDIT COMMITTEES
                                     OF THE
                        NEW YORK-BASED OPPENHEIMER FUNDS


      The function of the Audit Committee is oversight. It is the Manager's responsibility to maintain appropriate systems for accounting and internal control, and the auditor's responsibility to plan and carry out a proper audit.

      The Audit Committee shall assist the Board in connection with the preparation of the semi-annual and annual Fund financial statements. In doing so, the Committee shall recommend to the Board the selection (or termination) of the independent certified public accountants and auditor for the Funds and shall also have the following responsibilities, functions and authority:

1. The Committee shall maintain a direct line of communication and meet with the independent certified public accountants and auditor for the Funds (the "Auditor") who currently is KPMG LLP, to review:

1.01  The scope of audits and audit reports;

1.02  The personnel, staffing, qualifications and experience of the Auditor;

1.03  The independence of the Auditor;

1.04  The compensation of the Auditor;

1.05  The  audited  financial  statements  and  other  financial   information
            submitted by the Auditor;

1.06  Management  letters  submitted by the Auditor in connection  with audits of financial statements and the Manager's responses;

1.07  All   recommendations  and  comments  submitted  to  the  Board  or  the
            Committee by the Auditor, either written or verbal;

1.08  Changes in accounting and auditing  procedures,  principals,  practices, standards and reporting;

1.09  Tax matters affecting the Funds, including:

(a) Compliance with the provisions of the Internal Revenue Code and regulations, including annual reviews for each Fund concerning qualification as a regulated investment company under the Internal Revenue Code;

(b)   Tax legislation and rulings.

2. The Committee shall also receive and review reports and materials submitted by any certified public accounting or auditing firm concerning the following matters:

2.01        Reports   concerning   the   policies,   procedures   and  operating
            effectiveness of the Oppenheimer Fund Accounting Department.

2.02 Reports concerning portfolio accounting software, and the Fund Accounting Department's use and implementation thereof.

2.03 Reports concerning the transfer agent's internal controls and performance under and compliance with shareholder servicing and transfer agency agreements which relate to Fund accounting matters or the Fund's financial statements.


3. The Committee shall review reports from the Manager's Internal Audit Department and meet with staff of the Internal Audit Department, with or without the presence of personnel of the Manager as the Committee deems appropriate, to discuss the reports.

4.    The  Committee  shall  review the annual and  semi-annual  reports for the
      Funds  and  meet  with  appropriate   personnel  of  the  Fund  Accounting
      Department for this purpose.

5. The Committee shall meet upon the call of the Chairman and the Committee may set its agendas and the places and times of Committee meetings. The Committee may request reports and other information from the Manager and may request officers and personnel of the Manager to meet with the Committee. The Committee may employ and meet with such experts as it deems necessary to perform its functions. The Committee shall keep minutes and records of its meetings and shall report to the Board.

6. The Committee may meet alone and outside the presence of personnel of the Manager with any certified public accountant and auditing firm rendering reports to the Committee or the Board relating to Fund accounting matters and with outside legal counsel. The Committee may also meet with the Manager separate from the presence of the personnel of any such certified public accountant and auditing firm.

7. The Committee may review other information and meet with any other parties relevant to the review of the Auditors, the audit engagement or the internal controls of the Manager.

8. The Committee shall evaluate and make recommendations regarding the retirement plan, deferred compensation plan and other benefits provided by the Funds to the independent and interested Board Members.

9. The Committee shall review and consider other Fund accounting matters that may be referred to it by the Board or by the Chief Executive Officer of any Fund.
10. This Charter of the Committee may be amended or modified from time to time by the Board of any Fund.

11. The Committee shall be composed entirely of Board members who are not currently and have not previously been employed as directors or officers of the Manager or its affiliates.

12. A majority of the Funds' trustees who are not "interested persons" as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940 ("Independent Trustees") shall appoint each Committee member, and may set a maximum term of appointment of each Committee member. The Chairman of the Committee shall be appointed by the Chairman of the Board of the Funds.

13. The Committee shall review this Charter annually and recommend to the Boards any changes to the Charter that the Committee deems appropriate.



                                          Adopted  by the  Board  of  the  New
                                          York-
                                          Based  Oppenheimer  Funds on October
                                          7, 1999



                                          ___/s/ ANDREW J. DONOHUE_______
                                          -------------------------------
                                          Andrew J. Donohue, Secretary

                      OPPENHEIMER MULTI-SECTOR INCOME TRUST
                      PROXY FOR ANNUAL SHAREHOLDERS MEETING
                             TO BE HELD May 4, 2001


The undersigned shareholder of Oppenheimer Multi-Sector Income Trust (the "Fund") does hereby appoint Robert Bishop, Andrew J. Donohue, Scott Farrar and Brian Wixted, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held May 4, 2001 at 6803 South Tucson Way, Englewood, Colorado 80112 at 1:00 P.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the election of Trustees and on the Proposal specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES FOR TRUSTEE AND FOR THE PROPOSAL ON THE REVERSE SIDE. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR IF NO CHOICE IS INDICATED.

Your shareholder vote is important!

Your prompt response can save your Fund the expense of another mailing. Please vote, sign and mail your proxy ballot (this card) in the enclosed postage-paid envelope today, no matter how many shares you own. A majority of the Fund's shares must be represented in person or by proxy. Please vote your proxy so your Fund can avoid the expense of another mailing.

Your prompt response can save your Fund the expense of another mailing.

Please mark your proxy below, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.



TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS KEEP THIS PORTION FOR YOUR RECORDS

------------------------------------------------------------------------------

                                           DETACH AND RETURN THIS PORTION ONLY
             THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.


Oppenheimer Multi-Sector Income Trust

1.    Election of Trustees

A)    Robert G. Galli
B)    Benjamin Lipstein
C)    Kenneth A. Randall
D)    Edward V. Regan
E)    Russell S. Reynolds, Jr

FOR               WITHOLD           FOR ALL EXCEPT
ALL____           ALL____           ____

    . To withhold authority to vote, mark "For All Execept" and write the nominee's letter on the line below.
Vote on Proposal

2. Ratification of selection of KPMG LLP as independent certified public accountants and auditors for the fiscal year commencing November 1, 2001


            FOR____           AGAINST____       ABSTAIN____

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on behalf of such entity and give his or her title.
                              Dated:      _____________________, 2001
                                          (Month)          (Day)


                                    Signature(s)



                                    Signature(s)

Bridget A. Macaskill
Chairman and                                          OppenheimerFunds Logo
Chief Executive Officer                               Two World Trade Center,
34th Floor                                                  New York, NY
10048-0203
                                                800.525.7048
                                                www.oppenheimerfunds.com

                                                March 12, 2001

Dear Oppenheimer Multi-Sector Income Trust Shareholder,

We have scheduled a shareholder meeting on May 4, 2001 for you to decide upon some important proposals for the Fund. Your ballot card and a detailed statement of the issues are enclosed with this letter.

Your Board of Trustees believes the matters being proposed for approval are in the best interests of the Fund and its shareholders and recommends a vote "for" the election of Trustees and for the Proposal. Regardless of the number of shares you own, it is important that your shares be represented and voted. So we urge you to consider these issues carefully and make your vote count.

How do you vote?

To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the postage-paid envelope today. Remember, it can be expensive for the Fund--and ultimately for you as a shareholder--to remail ballots if not enough responses are received to conduct the meeting. If your vote is not received before the scheduled meeting, you may receive a telephone call asking you to vote.

What are the issues?

o Election of Trustees. You are being asked to consider and approve the election of 5 Trustees. You will find detailed information on the Trustees in the enclosed proxy statement.

o Ratification of Auditors. The Board is asking you to ratify the selection of KPMG LLP as independent certified public accountants and auditors of the Fund for the current fiscal year.

Please read the enclosed proxy statement for complete details on these proposals. Of course, if you have any questions, please contact your financial advisor, or call us at 1-800-525-7048. As always, we appreciate your confidence in OppenheimerFunds and look forward to serving you for many years to come.

                                          Sincerely,

                                          Bridget A. Macaskill's signature
Enclosures


XP0680.003.0301